UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 01, 2010 (Date of earliest event reported)
Summer Infant, Inc. (Exact name of registrant as specified in its charter)

DE (State or other jurisdiction of incorporation)	001-33346 (Commission File Number)	20-1994619 (IRS Employer Identification Number)

1275 Park East Drive, Woonsocket, Rhode Island (Address of principal executive offices)		02895 (Zip Code)
(401) 671-6550 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

The registrant is furnishing this Current Report on Form 8-K in connection with the issuance of a press release on November 1, 2010 reporting its third quarter fiscal 2010 financial results. A copy of the press release is furnished as Exhibit 99.1 to this report.
The information in this Current Report on Form 8-K (including the exhibit) is furnished pursuant to Item 2.02 and shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.
The registrant does not have, and expressly disclaims, any obligation to release publicly any updates or any changes in its expectations or any change in events, conditions or circumstances on which any forward-looking statement is based.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Press Release of Summer Infant, Inc. dated November 01, 2010

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 01, 2010	SUMMER INFANT, INC. By: /s/ Joseph Driscoll Joseph Driscoll Chief Financial Officer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Summer Infant, Inc. dated November 01, 2010